                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     October 8, 1998
                                                 -------------------------------

                        Wells Real Estate Fund XI, L.P.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                    Georgia
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


      333-7979-01                                           58-2250094
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


               3885 Holcomb Bridge Road, Norcross, Georgia 30092
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OF ASSETS.

  On October 8, 1998, a joint venture (the "Fund X-XI Joint Venture") between Wells Real Estate Fund XI, L.P. (the "Registrant") and Wells Real Estate Fund X, L.P. ("Wells Fund X") acquired an interest in a joint venture called Wells/Fremont Associates (the "Fremont Joint Venture") from Wells Development Corporation ("Wells Development"), an affiliate of the Registrant. The Fremont Joint Venture owns and operates a two story office and manufacturing building with 58,424 rentable square feet (the "Fairchild Building"). Prior to Fund X-XI Joint Venture's acquisition of an equity interest in the Fremont Joint Venture, the NationsBank loan previously encumbering the Fairchild Building was paid off and satisfied of record. Descriptions of the Fund X-XI Joint Venture, the Fremont Joint Venture, the acquisition of the Fairchild Building by the Fremont Joint Venture, the leasing of the Fairchild Building and the contract between the Fund X-XI Joint Venture and Wells Development to acquire Wells Development's interest in the Fremont Joint Venture are described in Supplement No. 3 dated August 12, 1998 ("Supplement No. 3") to the Prospectus of the Registrant dated December 31, 1997, contained in Post-Effective Amendment No. 7 of Wells Fund X and the Registrant (Commission File No. 333-7979), filed with the Securities and Exchange Commission on August 14, 1998, which is incorporated herein by reference and hereby made a part hereof.

  As of October 8, 1998, the Registrant had contributed $2,398,767 to the Fund X-XI Joint Venture and held an approximately 42% equity percentage interest in the Fund X-XI Joint Venture, while Wells Fund X had contributed $3,296,223 to the Fund X-XI Joint Venture and held an approximately 58% equity percentage interest in the Fund X-XI Joint Venture. As of October 8, 1998, the Fund X-XI Joint Venture had made an aggregate $2,000,000 capital contribution to the Fremont Joint Venture and owned an approximately 22.5% equity percentage interest in the Fremont Joint Venture, while Wells Operating Partnership, L.P. had contributed $6,983,110 and held an approximately 77.5% equity percentage interest in the Fremont Joint Venture.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements. The following financial statements relating to
            ---------------------
the acquisition of an ownership interest in the Fremont Joint Venture by the Fund X-XI Joint Venture are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                        Wells/Fremont Associates
                        ------------------------------
                                                                         Page
                                                                         ----
            Report of Independent Public Accountants                      F-1

            Balance Sheet as of October 8, 1998                           F-2

            Statement of Income for the period from Inception             F-3
            (July 21, 1998) through October 8, 1998

            Statement of Partners' Capital for the period from            F-4
            Inception (July 21, 1998) through October 8, 1998

            Statement of Cash Flows for the period from Inception         F-5
            (July 21, 1998) through October 8, 1998

            Notes to Financial Statements - October 8, 1998               F-6


                              Fairchild Building
                            -----------------------
                                                                          Page
                                                                          ----
            Report of Independent Public Accountants                      F-10

            Statements of Revenues Over Certain Operating Expenses        F-11
            for the year ended December 31, 1997 and for the six months ended June 30, 1998 (Unaudited)

            Notes to Statements of Revenues Over Certain Operating        F-12
            Expenses for the year ended December 31, 1997 and for the six months ended June 30, 1998 (Unaudited)

        (b) Pro Forma Financial Information.  The following unaudited pro forma
            -------------------------------
financial statements of the Registrant relating to the real property interest acquired are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                                                                          Page
                                                                          ----
            Summary of Unaudited Pro Forma Financial Statements           F-14

            Pro Forma Balance Sheet as of June 30, 1998                   F-15

            Pro Forma Statement of Loss for the year ended                F-16
            December 31, 1997

            Pro Forma Statement of Income for the six months
            ended June 30, 1998                                           F-17

        After reasonable inquiry, the Registrant is not aware of any material factors relating to the real property described in this current Report on Form 8-K that would cause the financial information reported herein not to be necessarily indicative of future operating results.

                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WELLS REAL ESTATE FUND XI, L.P.
                                      Registrant


                                      By: /s/ Leo F. Wells, III
                                         ---------------------------------------
                                              Leo F. Wells, III, as General
                                              Partner and as President and
                                              sole Director of Wells Capital,
                                              Inc., the General Partner of
                                              Wells Partners, L.P., General
                                              Partner


Date:  October 15, 1998

                                 EXHIBIT INDEX


        The following document is incorporated by reference in this Current Report and, accordingly, is filed as an exhibit to this Current Report:

Description of Document                                         Exhibit No.
-----------------------                                         -----------

        Supplement No. 3 dated August 12, 1998 to the              99.1
        Prospectus of Wells Real Estate Fund XI, L.P.
        dated December 31, 1997, contained in Post-
        Effective Amendment No. 7 to Form S-11
        Registration Statement of Wells Real Estate
        Fund X, L.P. and Wells Real Estate Fund XI, L.P.
        filed with the Commission on August 14, 1998
        (Commission File No. 333-7979)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Fund XI, L.P.:

We have audited the accompanying balance sheet of WELLS/FREMONT ASSOCIATES (a Georgia joint venture) as of October 8, 1998 and the related statements of income, partners' capital, and cash flows for the period from inception (July 21, 1998) through October 8, 1998. These financial statements are the responsibility of the Joint Venture's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wells/Fremont Associates as of October 8, 1998 and the results of its operations and its cash flows for the period from inception (July 21, 1998) through October 8, 1998 in conformity with generally accepted accounting principles.


                                                      /s/ Arthur Andersen LLP



Atlanta, Georgia
October 15, 1998

                            WELLS/FREMONT ASSOCIATES

                           (A GEORGIA JOINT VENTURE)


                                 BALANCE SHEET

                                OCTOBER 8, 1998



                                     ASSETS

REAL ESTATE ASSETS, AT COST:
 Land                                                                                                 $2,223,795
 Building, less accumulated depreciation of $70,325                                                    7,062,749
                                                                                                      ----------
       Total real estate assets                                                                        9,286,544

CASH AND CASH EQUIVALENTS                                                                                 84,609

OTHER ASSETS                                                                                              15,358
                                                                                                      ----------
       Total assets                                                                                   $9,386,511
                                                                                                      ==========

                          LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES:
 Partnership distribution payable                                                                     $   83,001
 Accrued expenses                                                                                          2,912
                                                                                                      ----------
       Total liabilities                                                                                  85,913
                                                                                                      ----------
COMMITMENTS AND CONTINGENCIES (NOTE 5)

PARTNERS' CAPITAL:
 Wells Operating Partnership, L.P.                                                                     7,217,264
 Fund X and XI Associates                                                                              2,083,334
                                                                                                      ----------
       Total partners' capital                                                                         9,300,598
                                                                                                      ----------
       Total liabilities and partners' capital                                                        $9,386,511
                                                                                                      ==========



       The accompanying notes are an integral part of this balance sheet.

                            WELLS/FREMONT ASSOCIATES

                           (A GEORGIA JOINT VENTURE)


                              STATEMENT OF INCOME

                 FOR THE PERIOD FROM INCEPTION (JULY 21, 1998)

                            THROUGH OCTOBER 8, 1998




REVENUES:
 Rental                                                                                                $175,381
                                                                                                       --------
EXPENSES:
 Depreciation                                                                                            70,325
 Interest                                                                                                70,182
 Management fees                                                                                          7,314
 Property administration                                                                                    830
                                                                                                       --------
                                                                                                        148,651
                                                                                                       --------
NET INCOME                                                                                             $ 26,730
                                                                                                       ========
NET INCOME ALLOCATED TO WELLS OPERATING PARTNERSHIP, L.P.                                              $ 26,730
                                                                                                       ========



         The accompanying notes are an integral part of this statement.

                            WELLS/FREMONT ASSOCIATES

                           (A GEORGIA JOINT VENTURE)


                         STATEMENT OF PARTNERS' CAPITAL

                 FOR THE PERIOD FROM INCEPTION (JULY 21, 1998)

                            THROUGH OCTOBER 8, 1998




                                                        Wells            Wells                           Total
                                                     Development       Operating         Fund X and     Partners'
                                                     Corporation    Partnership, L.P.   XI Associates    Capital
                                                     -----------    -----------------   -------------   ---------
BALANCE, July 21, 1998                               $         0         $         0      $        0  $        0

 Partner contributions                                 2,000,000           7,273,535          83,334   9,356,869
 Partnership distributions                                     0             (83,001)              0     (83,001)
 Net income                                                    0              26,730               0      26,730
 Transfer of joint venture interest                   (2,000,000)                  0       2,000,000           0
                                                     -----------          ----------      ----------  ----------
BALANCE, October 8, 1998                             $         0          $7,217,264      $2,083,334  $9,300,598
                                                     ===========          ==========      ==========  ==========




         The accompanying notes are an integral part of this statement.

                            WELLS/FREMONT ASSOCIATES

                           (A GEORGIA JOINT VENTURE)


                            STATEMENT OF CASH FLOWS

                 FOR THE PERIOD FROM INCEPTION (JULY 21, 1998)

                            THROUGH OCTOBER 8, 1998



CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                                                                 $    26,730
                                                                                            -----------
 Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation                                                                                70,325
     Changes in assets and liabilities:
      Other assets                                                                              (15,358)
      Accrued expenses                                                                            2,912
                                                                                             ----------
        Total adjustments                                                                        57,879
                                                                                             ----------
        Net cash provided by operating activities                                                84,609
                                                                                             ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Investment in real estate assets                                                            (8,982,591)
                                                                                             ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Issuance of note payable                                                                     5,960,000
 Payment of note payable                                                                     (5,960,000)
 Contributions received from partners                                                         8,982,591
                                                                                             ----------
        Net cash provided by financing activities                                             8,982,591
                                                                                             ----------
NET INCREASE IN CASH AND CASH EQUIVALENTS                                                        84,609

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                        0
                                                                                            -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                    $    84,609
                                                                                            ===========

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING ACTIVITIES:
   Deferred project costs allocated to real estate assets (Note 3)                          $   374,278
                                                                                            ===========
   Transfer of joint venture interest                                                       $ 2,000,000
                                                                                            ===========



         The accompanying notes are an integral part of this statement.

                            WELLS/FREMONT ASSOCIATES


                           (A GEORGIA JOINT VENTURE)



                         NOTES TO FINANCIAL STATEMENTS


                                OCTOBER 8, 1998

1. ORGANIZATION AND DESCRIPTION OF REAL ESTATE PROPERTY

   DESCRIPTION OF REAL ESTATE PROPERTY ACQUIRED

   The Wells Operating Partnership, L.P. ("Wells OP"), a Delaware limited partnership organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., entered into a joint venture agreement known as Wells/Fremont Associates ("Fremont Joint Venture") with Wells Development Corporation ("Wells Development"). On July 21, 1998, the Fremont Joint Venture acquired the Fairchild Building for a purchase price of $8,900,000 plus acquisition expenses of approximately $60,000. The Fremont Joint Venture used the $2,995,480 aggregate capital contributions described below to partially fund the purchase of the Fairchild Building. The Fremont Joint Venture obtained a loan in the amount of $5,960,000 from NationsBank, N.A., the proceeds of which were used to fund the remainder of the cost of the Fairchild Building (the "Fairchild Loan"). On October 8, 1998, Fund X and XI Associates ("Fund X-XI Joint Venture"), a joint venture between Wells Real Estate Fund X, L.P. ("Wells Fund X") and Wells Real Estate Fund XI, L.P. ("Wells Fund XI"), acquired an interest in the Fremont Joint Venture from Wells Development (see "Acquisition of the Fremont Joint Venture Interest").

   The Fairchild Building is a 58,424-square-foot warehouse and office building located in Fremont, California. The building is 100% occupied by one tenant with a seven-year lease term that commenced on December 1, 1997 (with an early possession date of October 1, 1997) and expires on November 30, 2004. The monthly base rent payable under the lease is $68,128 with a 3% increase on each anniversary of the commencement date. The lease is a triple net lease, whereby the terms require the tenant to reimburse the Fremont Joint Venture for certain operating expenses, as defined in the lease, related to the building.

   ACQUISITION OF THE FREMONT JOINT VENTURE INTEREST

   On July 17, 1998, the Fund X-XI Joint Venture entered into the Agreement for the Purchase and Sale of Joint Venture Interest (the "Fremont JV Contract") with Wells Development. Pursuant to the Fremont JV Contract, the Fund X-XI Joint Venture contracted to acquire Wells Development's interest in the Fremont Joint Venture. On October 8, 1998, the Fund X-XI Joint Venture exercised its rights under the Fremont JV Contract and purchased Wells Development's interest in the Fremont Joint Venture and became a joint venture partner with Wells OP in the ownership of the Fairchild Building. Wells Fund X, Wells OP, and Wells Development are all affiliates of Wells Fund XI.

   At the time of entering into the Fremont JV Contract, the Fund X-XI Joint Venture paid $2,000,000 to Wells Development as an earnest money deposit (the "Fremont Earnest Money"). Wells Fund X and Wells Fund XI each contributed $1,000,000 of the Fremont Earnest Money as a capital contribution to the Fund X-XI Joint Venture. Wells Development contributed the Fremont Earnest Money it received from the Fund X-XI Joint Venture to the Fremont Joint Venture as its initial capital contribution, and Wells OP simultaneously contributed $1,000,000 to the Fremont Joint Venture as its initial capital contribution.

   Wells OP contributed an additional $5,982,591. The additional proceeds were used to pay off the Fairchild Loan. Upon the transfer of Wells Development's interest in the Fremont Joint Venture to the Fund X-XI Joint Venture, the Fund X-XI Joint Venture was credited with making $2,000,000 in capital contributions to the Fremont Joint Venture. As of October 8, 1998, the Fund X-XI Joint Venture and Wells OP own 22.5% and 77.5%, respectively, of the Fremont Joint Venture, and Wells Fund X and Wells Fund XI hold a 58% and 42%, respectively, equity interest in the Fund X-XI Joint Venture.

   Wells Development was allocated no partnership distributions or net income for the period from July 21, 1998 to October 8, 1998. In return for foregoing its share of partnership distributions and net income allocations, Wells Development's ownership interest in the Fremont Joint Venture was increased from 22.3% to 22.5%. Through the exercise of its rights under the Fremont JV Contract, Fund X-XI Joint Venture's interest in the Fremont Joint Venture is based on Wells Development's adjusted ownership percentage.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   CASH AND CASH EQUIVALENTS

   For the purposes of the statement of cash flows, the Fremont Joint Venture considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents include cash and short-term investments. Short-term investments are stated at cost, which approximates fair value, and consist of investments in money market accounts.

   USE OF ESTIMATES AND FACTORS AFFECTING THE JOINT VENTURE

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The carrying values of the real estate assets are based on management's current intent to hold the real estate assets as long-term investments. The success of the Fremont Joint Venture's future operations and the ability to realize the investment in its assets will be dependent on the Fremont Joint Venture's ability to maintain an appropriate level of rental rates, occupancy, and operating expenses in future years. Management believes that the steps it is taking will enable the Fremont Joint Venture to realize its investment in its assets.

   INCOME TAXES

   The Fremont Joint Venture is not subject to federal or state income taxes, and therefore, none have been provided for in the accompanying financial statements. The partners of Wells Fund X, Wells Fund XI, and Wells OP are required to include their respective shares of profits and losses in their individual income tax returns.

   REAL ESTATE ASSETS

   Real estate assets held by the Fremont Joint Venture are stated at cost, less accumulated depreciation. Major improvements and betterments are capitalized when they extend the useful life of the related asset. All ordinary repairs and maintenance are expensed as incurred.

   Management continually monitors events and changes in circumstances which could indicate that the carrying amounts of real estate assets may not be recoverable. When events or changes in circumstances are present which indicate that the carrying amounts of real estate assets may not be recoverable, management assesses the recoverability of real estate assets under Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," by determining whether the carrying value of such real estate assets will be recovered through the future cash flows expected from the use of the asset and its eventual disposition. Management believes that there has been no impairment in the carrying value of the real estate assets held by the Fremont Joint Venture.

   Depreciation of the building is calculated using the straight-line method over 25 years.

   REVENUE RECOGNITION

   The lease on real estate assets held by the Fremont Joint Venture is classified as an operating lease, and the related rental income is recognized on a straight-line basis over the term of the lease.

   PARTNERS' DISTRIBUTIONS AND ALLOCATIONS OF PROFIT AND LOSS

   Cash available for distribution and allocations of profit and loss to Fund X-XI Joint Venture and Wells OP by the Fremont Joint Venture are made in accordance with the terms of the joint venture agreement. Generally, these items are allocated in proportion to the partners' respective ownership interests. Cash distributions are generally paid by the Fremont Joint Venture to the partners quarterly.

3. DEFERRED PROJECT COSTS

   The Wells Real Estate Funds and Wells OP pay a percentage of limited partner contributions to Wells Capital, Inc., an affiliate of the Fremont Joint Venture, for acquisition and advisory services. These payments, as stipulated by the partnership agreement, can be up to 3.5% of the limited partner contributions, subject to certain overall limitations contained in the partnership agreement. These fees are allocated to specific properties as they are purchased or developed and are included in real estate assets of the Fremont Joint Venture.

4. FUTURE MINIMUM RENTAL INCOME

   The future minimum rental income due to the Fremont Joint Venture under the noncancelable operating lease pertaining to the Fairchild Building is as follows:

       For the three-month period ended December 31, 1998 $ 206,428 Year ending December 31:
         1999                                                    844,167
         2000                                                    869,492
         2001                                                    895,577
         2002                                                    922,444
       Thereafter                                              1,844,950
                                                              ----------
                                                              $5,583,058
                                                              ==========
5. COMMITMENTS AND CONTINGENCIES

   Management, after consultation with legal counsel, is not aware of any significant litigation or claims against the Fremont Joint Venture or its partners. In the normal course of business, the Fremont Joint Venture or its partners may become subject to such litigation or claims.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Fund XI, L.P.:

We have audited the accompanying statement of revenues over certain operating expenses for the FAIRCHILD BUILDING for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Fairchild Building after acquisition by the Fremont Joint Venture (a joint venture between Fund X-XI Joint Venture and Wells Operating Partnership, L.P., which was formerly a joint venture between Wells Operating Partnership, L.P.
and Wells Development Corporation). The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Fairchild Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Fairchild Building for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



                                        /s/ Arthur Andersen LLP


Atlanta, Georgia
October 15, 1998

                              FAIRCHILD BUILDING


                            STATEMENTS OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1997

                  AND FOR THE SIX MONTHS ENDED JUNE 30, 1998


                                                           1997         1998
                                                         --------    -----------
                                                                     (Unaudited)


RENTAL REVENUES                                          $220,090     $440,178

OPERATING EXPENSES                                         67,573       10,420
                                                         --------     --------
REVENUES OVER CERTAIN OPERATING EXPENSES                 $152,517     $429,758
                                                         ========     ========


        The accompanying notes are an integral part of these statements.

                               FAIRCHILD BUILDING



                        NOTES TO STATEMENTS OF REVENUES


                        OVER CERTAIN OPERATING EXPENSES


                      FOR THE YEAR ENDED DECEMBER 31, 1997


                   AND FOR THE SIX MONTHS ENDED JUNE 30, 1998

 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    DESCRIPTION OF REAL ESTATE PROPERTY ACQUIRED

    The original partners in Wells/Fremont Associates (the "Fremont Joint Venture") included the Wells Development Corporation and the Wells Operating Partnership, L.P. ("Wells OP"), a Delaware limited partnership organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., the general partner of Wells OP. On July 21, 1998, the Fremont Joint Venture purchased the Fairchild Building for a purchase price of $8,900,000 plus acquisition expenses of approximately $60,000. On October 8, 1998, a joint venture ("Fund X-XI Joint Venture") between Wells Real Estate Fund X, L.P. ("Wells Fund X") and Wells Real Estate Fund XI, L.P. ("Wells Fund XI") acquired an interest in the Fremont Joint Venture from Wells Development Corporation. As of October 8, 1998, the Fund X-XI Joint Venture had made an aggregate capital contribution, including deferred project costs, to the Fremont Joint Venture of $2,083,334 and held approximately 22.5% equity interest in the Fremont Joint Venture, while Wells OP had contributed $7,273,535, which includes deferred project costs, and held approximately 77.5% equity interest in the Fremont Joint Venture. As of October 8, 1998, Wells Fund XI had contributed $2,498,716, including deferred project costs, to the Fund X-XI Joint Venture and held approximately 42% equity interest in the Fund X-XI Joint Venture, while Wells Fund X had contributed $3,447,890, including deferred project costs, to the Fund X-XI Joint Venture and held approximately 58% equity percentage interest in the Fund X-XI Joint Venture.

    The Fairchild Building is a 58,424-square-foot warehouse and office building located in Fremont, California. The building is 100% occupied by one tenant with a seven-year lease term that commenced on December 1, 1997 (with an early possession date of October 1, 1997) and expires on November 30, 2004. The monthly base rent payable under the lease is $68,128 with a 3% increase on each anniversary of the commencement date. The lease is a triple net lease, whereby the terms require the tenant to reimburse the Fremont Joint Venture for certain operating expenses, as defined in the lease, related to the building. Prior to October 1, 1997, the building was unoccupied, and all operating expenses were paid by the former owner of the Fairchild Building.

    RENTAL REVENUES

    Rental income from the lease is recognized on a straight-line basis over the life of the lease.

 2. BASIS OF ACCOUNTING

    The accompanying statement of revenues over certain operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses, such as interest, depreciation, and management fees, not comparable to the operations of the Fairchild Building after acquisition by the Fremont Joint Venture.

                        WELLS REAL ESTATE FUND XI, L.P.
                  (UNAUDITED PRO FORMA FINANCIAL STATEMENTS)

The following unaudited pro forma balance sheet as of June 30, 1998, the pro forma statement of loss for the year ended December 31, 1997, and the pro forma statement of income for the six months ended June 30, 1998 have been prepared to give effect to the following transaction as if it had occurred as of June 30, 1998 with respect to the balance sheet and on January 1, 1997 with respect to the statements of (loss) income: Wells Real Estate Fund XI, L.P.'s acquisition of an equity interest in the Fairchild Building, which was acquired through Wells/Fremont Associates (a joint venture between Fund X-XI Joint Venture and Wells Operating Partnership, L.P., which was formerly a joint venture between Wells Operating Partnership, L.P. and Wells Development Corporation). Wells Operating Partnership, L.P. is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc. Wells Real Estate Investment Trust, Inc. is the general partner of the Wells Operating Partnership, L.P.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated at the beginning of the periods presented.

The pro forma financial statements are based on available information and certain assumptions that management believes are reasonable. Final adjustments may differ from the pro forma adjustments herein.

                                   WELLS REAL ESTATE FUND XI, L.P.


                                       PRO FORMA BALANCE SHEET

                                           JUNE 30, 1998

                                            (UNAUDITED)

                                                          WELLS
                                                       REAL ESTATE
                                                        FUND XI,            PRO FORMA            PRO FORMA
                                                          L.P.              ADJUSTMENT             TOTAL
                                                       ===========          ==========           =========
ASSETS:
 Investment in joint ventures                           $2,571,107         $ 1,041,667 (a)      $3,612,774
 Cash and cash equivalents                               3,101,364          (1,000,000)(a)       2,101,364
 Deferred project costs                                    126,751             (41,667)(a)          85,084
 Deferred offering costs                                   318,723                   0             318,723
 Prepaid expenses and other assets                          20,000                   0              20,000
 Due from affiliates                                        26,736                   0              26,736
                                                        ----------         -----------          ----------
       Total assets                                     $6,164,681         $         0          $6,164,681
                                                        ==========         ===========          ==========

LIABILITIES:
 Sales commissions payable                              $   29,029         $         0          $   29,029
 Due to affiliates                                         329,307                   0             329,307
                                                        ----------         -----------          ----------
       Total liabilities                                   358,336                   0             358,336
                                                        ----------         -----------          ----------
PARTNERS' CAPITAL:
 General partners                                              427                   0                 427
 Original limited partner                                      100                   0                 100
 Limited partners:
   Class A                                               4,524,824                   0           4,524,824
   Class B                                               1,280,994                   0           1,280,994
                                                        ----------         -----------          ----------
       Total partners' capital                           5,806,345                   0           5,806,345
                                                        ----------         -----------          ----------
       Total liabilities and partners' capital          $6,164,681         $         0          $6,164,681
                                                        ==========         ===========          ==========


            (a) Reflects Wells Real Estate Fund XI, L.P.'s contribution to
                Wells/Fremont Associates, which is comprised of cash contributions and deferred project costs.

                               WELLS REAL ESTATE FUND XI, L.P.


                                 PRO FORMA STATEMENT OF LOSS

                            FOR THE YEAR ENDED DECEMBER 31, 1997

                                       (UNAUDITED)

                                                               WELLS
                                                            REAL ESTATE                             PRO
                                                             FUND XI,           PRO FORMA          FORMA
                                                               L.P.             ADJUSTMENT         TOTAL
                                                            ===========         ==========        ========
REVENUES:
 Equity in loss of joint venture                                     $0           $(12,673)(a)    $(12,673)

EXPENSES                                                              0                  0               0
                                                            -----------           --------        --------
NET LOSS                                                             $0           $(12,673)       $(12,673)
                                                            ===========           ========        ========
NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS                     $0           $ 13,674        $ 13,674
                                                            ===========           ========        ========
NET LOSS ALLOCATED TO GENERAL PARTNERS                               $0           $   (263)       $   (263)
                                                            ===========           ========        ========
NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS                       $0           $(26,084)       $(26,084)
                                                            ===========           ========        ========


          (a) Reflects Wells Real Estate Fund XI, L.P.'s 9% equity in loss of Wells/Fremont Associates. The pro forma adjustment results from rental revenues, less operating expenses, management fees, and depreciation expense.

                                  WELLS REAL ESTATE FUND XI, L.P.


                                   PRO FORMA STATEMENT OF INCOME

                              FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                           (UNAUDITED)

                                                                         WELLS
                                                                      REAL ESTATE                             PRO
                                                                        FUND XI,         PRO FORMA           FORMA
                                                                          L.P.           ADJUSTMENT          TOTAL
                                                                      ===========        ==========          =====
REVENUES:
 Equity in income of joint venture                                        $11,581          $ 25,025 (a)   $ 36,606
 Interest income                                                           77,028                 0         77,028
                                                                          -------          --------       --------
                                                                           88,609            25,025        113,634
                                                                          -------          --------       --------
EXPENSES:
 Legal and accounting                                                      23,014                 0         23,014
 Computer costs                                                               697                 0            697
 Printing and notebooks                                                     4,592                 0          4,592
 Other                                                                      2,345                 0          2,345
 Administrative salaries                                                    4,732                 0          4,732
 Office expense                                                             1,807                 0          1,807
 Postage                                                                      730                 0            730
                                                                          -------          --------       --------
                                                                           37,917                 0         37,917
                                                                          -------          --------       --------
NET INCOME                                                                $50,692          $ 25,025       $ 75,717
                                                                          =======          ========       ========

NET LOSS ALLOCATED TO GENERAL PARTNERS                                    $   (73)         $   (132)      $   (205)
                                                                          =======          ========       ========
NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS                          $57,947          $ 38,199       $ 96,146
                                                                          =======          ========       ========
NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS                            $(7,182)         $ 13,042)      $(20,244)
                                                                          =======          ========       ========
                                                                                                                 0
NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT              $  0.22          $   0.15       $   0.37
                                                                          =======          ========       ========
NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT                $ (0.10)         $  (0.19)      $  (0.29)
                                                                          =======          ========       ========



            (a) Reflects Wells Real Estate Fund XI, L.P.'s 9% equity in income of Wells/Fremont Associates. The pro forma adjustment results from rental revenues, less operating expenses, management fees, and depreciation expense.